TEMPUR + SEALY

Tempur Sealy International, Inc.

Raymond James Investor Conference

March 4, 2014

Forward-Looking Statements

This investor presentation contains "forward-looking statements," within the meaning of federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this release, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company's expectations regarding its four key strategic growth initiatives, and expectations regarding future cost and revenue synergies, the Company's net sales, future revenue performance, adjusted EBITDA and adjusted EPS for 2014 and subsequent periods and related assumptions, and expectations regarding net sales growth rates, margin improvements and the impact of foreign exchange. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company's new capital structure and increased debt level; the ability to successfully integrate Sealy Corporation ("Sealy") into the Company's operations and realize cost and revenue synergies and other benefits from the transaction; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in interest rates; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company's reported earnings; consumer acceptance of the Company's products; industry competition; the efficiency and effectiveness of the Company's advertising campaigns and other marketing programs; the Company's ability to increase sales productivity within existing retail accounts and to further penetrate the Company's retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the Company's ability to expand brand awareness, distribution and new products; the Company's ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company's operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax proceedings; changing commodity costs; the risk that the Company's final purchase price allocation relating to the Sealy acquisition could be significantly different from the Company's initial estimated purchase price allocation; and the effect of future legislative or regulatory changes.

Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's 2013 Annual Report on Form 10-K filed on February 21, 2014 with the SEC, under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors." Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Note Regarding Trademarks, Trade Names and Service Marks:

TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.

- ✓ Comprehensive Portfolio of Iconic Brands
- ✓ Complementary Product Offering
- ✓ Truly Global
- ✓ Significant Value Creation from Synergies
- ✓ Strong Management Team
- ✓ Strong Financial Characteristics

TEMPUR-PEDIC · TEMPUR · Sealy · Sealy Posturepedic · S&F · OPTIMUM SEALY POSTUREPEDIC

Management estimates

Complete and Cohesive Portfolio of Brands


Luxury
Premium
Mid-Price
Value
TEMPUR-PEDIC
S&F
OPTIMUM
SEALY POSTUREPEDIC
Sealy
Posturepedic
Sealy

- The best sleep of your life
- Specialty innovation leader

- Unparalleled craftsmanship
- Luxury innerspring and hybrids

- The best gel memory foam
- Specialty offering of visco and latex

- Unsurpassed back support
- Innerspring and hybrids

- Value, comfort and durability
- Innerspring and specialty

Complete Range Of Mattress Technologies

Innerspring



Stearns & Foster

Hybrid



Posturepedic Hybrid

Adjustable Firmness



TEMPUR-Choice

Latex



Optimum Latex

Visco



Optimum Gel Visco

Tempur Material



TEMPUR-Cloud

Complete Range Of Bases and Accessories

Adjustable Bases and Foundations



TEMPUR-UP



Sealy Foundation



TEMPUR-Ergo Plus



TEMPUR-Flat Foundation



TEMPUR-Ergo Premier



Sealy Adjustable Base



TEMPUR Superflex 2



TEMPUR ZERO G Series

Pillows



TEMPUR-Neck Pillow



TEMPUR-Cloud Pillow



TEMPUR-Traditional Pillow



Sealy Pillows

Accessories



TEMPUR® Mattress Deluxe Topper



TEMPUR Slippers



TEMPUR Travel Pillow



Sealy Topper

The Industry's Only Truly Global Company

- Global mattress industry is large and growing – exceeds $21 billion annually (wholesale)


Tempur Sealy Presence

Note 1: Presence includes subsidiaries, joint ventures, third party, and licensee markets.
Note 2: Based on CSIL World Mattress Report, 2013 (Top 30 Markets Mattress Consumption)

Strong, Established Management Team

Name	Position	Prior Experience	Prior Experience: Consumer Products	Prior Experience: Inter'l	Years with Tempur or Sealy
Mark Sarvary	President and CEO	President, Campbell Soup North America CEO, J. Crew Group President, Stouffer's Frozen Food Division at Nestle	√	√	5
David Montgomery	EVP and President, International	President, Rubbermaid Europe VP, Black & Decker Europe, Middle East, Africa	√	√	11
Larry Rogers	CEO of Sealy	President and CEO, Sealy Corporation President, Sealy North America President, Sealy International	√	√	34
Dale Williams	EVP and CFO	CFO, Honeywell Control Products CFO, Saga Systems CFO, GE Information Systems	√	√	10
Tim Yaggi	COO	Group President, Masco Corporation EVP, Whirlpool Corporation Norelco (Philips)	√	√	1

Key Strategic Growth Initiatives

- **Product Innovation**
  - Research and development
  - New product categories
- **Marketing**
  - Advertising
  - In-store marketing and direct sales
- **New Market Expansion**
  - New international markets
  - Non-consolidated markets
- **Supply Chain "Easier To Do Business With"**
  - Build world-class supply chain
  - Improve efficiencies

Product Innovation

- Significant investment in new products in 2014 across global brand portfolio



2014 Tempur Cloud Collection

TEMPUR-PEDIC



2014 Tempur Contour Collection

TEMPUR-PEDIC



2014 S&F Estate Collection

S&F



2014 S&F Lux Estate Hybrid

S&F



2014 Optimum Collection

OPTIMUM
SEALY POSTUREPEDIC

2014 Tempur International Breeze Mattresses

TEMPUR



TEMPUR® EasyClean™ Pillow

TEMPUR



TEMPUR-Breeze™ Pillow

TEMPUR-PEDIC

Marketing

- Commitment to advertising with increased impressions, as well as increased in-store marketing investment in 2014



TEMPUR-PEDIC

Tempur-Pedic
"Ask Me"



Sealy Posturepedic
"Life Before Your Eyes"



New Tempur-Pedic In-Store Marketing



Tempur UK Flagship Store



TEMPUR-PEDIC

Tempur-Pedic U.S. Flagship Store



LUX ESTATE

New Stearns & Foster Website

New Market Expansion

- Non-consolidated branded JV, licensee and 3rd party revenue exceeds $500M annually


JV, Third Party or Licensee Markets

Management estimates based on wholesale price for full year 2012.

TEMPUR + SEALY

Supply Chain "Easier To Do Business With"

- Significant opportunities to optimize service and support retail growth
- Distribution network to service national retailers with considerable efficiency opportunities


Sealy Distribution Points
Tempur Warehouses

TEMPUR + SEALY

Significant Long-Term Revenue Synergies

$500M+ Long-Term

North America

- Leverage IP Technologies
- Channel Synergies
- Category Management

$200M+

International

- Non-Consolidated Branded JV, Licensee and 3rd Party Revenue
- Consolidation of Asia JV
- Channel Synergies
- Expand Distribution of Brands

$300M+

Management estimates. Please refer to "Forward Looking Statements".

Significant Cost Synergies

- Cost synergies are projected in excess of $100 million annually long-term

Projected Cost Synergies



($ in millions)
$18M
$40M
$70M+
2013
2014P
2016P



Corporate / Other SG&A Expenses

- Streamline corporate administration
- Professional fees
- Indirect costs across organization

Warehouse/Distribution

- Backhaul/returns
- Logistics network optimization – distribution & route efficiency

Sourcing/Manufacturing

- Raw material purchase synergies
- Other purchase synergies
- Manufacturing synergies

Note 1: Cost synergies reflect annualized cost synergies realized from Sealy acquisition.
Note 2: Management estimates. Please refer to "Forward Looking Statements".

Globally Diverse With Large US Presence

2013 Sales

By Geographic Region


US
Canada
Other International
8%
22%
70%

By Business Segment


Tempur North America
Tempur International
Sealy
18%
45%
37%

By Product Segment


Bedding
Other Products
11%
89%

By Channel Segment


Retail
Direct
Other
91%

Note 1: 2013 includes Sealy results from March 18, 2013 acquisition date.
Note 2: For a discussion of the Company's performance, please refer to the Company's SEC filings.

Acquisition of Sealy Doubled Our Size

- Completed acquisition of Sealy on March 18, 2013
- Full year pro forma sales ~ $2.8 billion, including full year of Sealy results



($ in millions)
Net Sales
$831
$1,105
$1,418
$1,403
$2,464
2009
2010
2011
2012
2013

Note 1: 2013 includes Sealy results from March 18, 2013 acquisition date.
Note 2: Periods 2008-2012 do not include Sealy.
Note 3: Full year pro forma 2013 results includes Sealy results had we owned Sealy for all of 2013.
Note 4: For a discussion of the Company's performance, please refer to the Company's SEC filings.

Operating Margin Targets

- Lower 2013 operating margin reflects acquisition of Sealy and related transaction and integration costs (GAAP Reported Operating Margin)



Operating Margin
9.9%
13.5%
15.0%+
2013
2016P
3-YR
Target
Long-Term
Target

Note 1: 2013 operating margin includes Sealy from March 18 to December 31, 2013.
Note 2: Management estimates for periods after 2013. Please refer to "Forward Looking Statements".

Adjusted EBITDA

- Strong free cash flow characteristics with multi-year add back to net income as D&A should continue to exceed Capex by $25M+



($ in millions)
Adjusted EBITDA
$411
$550
2013
2016P
3-YR
Target

Note 1: Management estimates. Please refer to "Forward Looking Statements".
Note 2: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and purchase price allocation ("PPA") inventory adjustments related to the Sealy acquisition. Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. Please refer to the reconciliation included on slides 24-26 of this presentation and the Company's SEC filings for more information regarding the definition of adjusted EBITDA and adjusted EPS and the calculation of the leverage ratio for purposes of the Company's senior secured facility.

Adjusted Earnings Per Share


Adjusted EPS
($ per share)
$1.12
$2.16
$3.18
$2.61
$2.38
2009
2010
2011
2012
2013

Note 1: 2013 includes Sealy from March 18 to December 31, 2013. Periods 2008-2012 do not include Sealy.
Note 2: Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. For more details regarding Adjusted EPS, please refer to the Company's SEC filings. A reconciliation of GAAP EPS to Adjusted EPS is presented on slide 25.
Note 3: For a discussion of the Company's performance, please refer to the Company's SEC filings.

Efficient Capital Structure

- No significant debt maturities until 2016
- Efficient tax structure allows for greater than $1.0 billion of future foreign cash flow to be used to reduce debt
- Leverage target ~2.0x

Note 1: Please refer to the Company's SEC filings for more information regarding the calculation of the leverage ratio for purposes of the Company's senior secured facility.
Note 2: Management estimates. Please refer to "Forward Looking Statements".

Our 3-Year Target

2016 Target

Sales	$3.3B	**6% CAGR**
Adj. EBITDA	$550M	**10% CAGR**
Adj. EPS	$4.00+	**15%+ CAGR**
Leverage	<2.5x	**2.0x+ Reduction**

Note 1: Management estimates. Please refer to "Forward Looking Statements".
Note 2: CAGR calculated over period of 2013-2016. Sales and Adjusted EBITDA CAGRs are based on the Company's 2013 full year results adjusted for Sealy results during the pre-acquisition period from January 1, 2013 to March 17, 2013.
Note 3: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and purchase price allocation ("PPA") inventory adjustments related to the Sealy acquisition. Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. A reconciliation of Adjusted EBITDA to GAAP Net Income and adjusted EPS to GAAP EPS is included on slides 24-26 of this presentation. Please refer to the Company's SEC filings for more information regarding the definition of adjusted EBITDA and adjusted EPS and the calculation of the leverage ratio for purposes of the Company's senior secured facility.

Summary

- Comprehensive portfolio of iconic brands and products
- The largest bedding company and the only global one
- Significant growth potential
- Integration provides significant cost synergies
- Strong financial characteristics

Use of Non-GAAP Financial Measures

The Company provides information regarding adjusted net income, adjusted earnings per share, earnings before interest, taxes, depreciation, and amortization ("EBITDA"), adjusted EBITDA, and consolidated funded debt and consolidated funded debt less qualified cash, which are not recognized terms under U.S. Generally Accepted Accounting Principles ("GAAP") and do not purport to be alternatives to net income as a measure of operating performance or total debt.

A reconciliation of adjusted net income and adjusted earnings per share is provided below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the Sealy acquisition. A reconciliation of EBITDA and adjusted EBITDA to the Company's net income are also provided below. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the terms of the Company's senior secured credit facility and the Company's compliance with key financial covenants. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company's senior secured facility, please refer to the Company's SEC filings.

Adjusted EPS Reconciliation

2013 Adjusted EPS

(in millions, except per share amounts)	Year Ended December 31, 2013	Year Ended December 31, 2012
Net income	$ 78.6	$ 106.8
Plus:		
Transaction costs, net of tax [(1)]	13.2	6.7
Integration costs, net of tax [(1)]	37.2	2.5
Long term debt refinance, net of tax [(2)]	6.5	—
Adjustment of taxes to normalized rate [(3)]	10.9	—
Tax provision related to repatriation of foreign earnings [(4)]	—	48.1
Adjusted net income	$ 146.4	$ 164.1
Earnings per share, diluted	$ 1.28	$ 1.70
Transaction costs, net of tax [(1)]	0.21	0.11
Integration costs, net of tax [(1)]	0.60	0.04
Long term debt refinance, net of tax [(2)]	0.11	—
Adjustment of taxes to normalized rate [(3)]	0.18	—
Tax provision related to repatriation of foreign earnings [(4)]	—	0.76
Adjusted earnings per share, diluted	$ 2.38	$ 2.61
Diluted shares outstanding	61.6	62.9

(1) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(2) Refinance costs represents the interest fees incurred in connection with the refinancing of the Term B Facility which occurred in May 2013 and Term A Facility which occurred in July 2013.
(3) Adjustment of taxes to normalized rate represents adjustments associated with the tax impacts of transaction costs.
(4) Represents tax provision recorded in connection with the repatriation of foreign earnings related to the Sealy acquisition.

Note 1: 2013 includes Sealy from March 18 to December 31, 2013. Periods 2008-2012 do not include Sealy.
Note 2: Adjusted EPS is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, and normalized tax rate adjustments. For more details regarding Adjusted EPS, please refer to the Company's SEC filings.

Adjusted EBITDA Reconciliation

2013 Adjusted EBITDA

(in millions)		Year Ended December 31, 2013
Net income attributable to Tempur Sealy International, Inc.	$	75.6
Interest expense		133.2
Income taxes		39.0
Depreciation & amortization		98.6
EBITDA	$	346.4
Adjustments for financial covenant purposes:		
Transaction costs (1)		25.2
Integration costs (1)		15.3
Refinancing charges (2)		2.4
Non-cash compensation (3)		5.8
Restructuring and impairment related charges (4)		7.8
Discontinued operations (5)		0.6
Other		7.6
Adjusted EBITDA	$	411.1

(1) Transaction and integration represent costs related to the Sealy Acquisition, including legal fees, professional fees and costs to align the businesses.
(2) Refinancing charges represent costs associated with debt refinanced by Sealy prior to the Sealy Acquisition.
(3) Non-cash compensation represent costs associated with various share-based awards.
(4) Restructuring and impairment represent costs related to restructuring the Tempur Sealy business and asset impairment costs recognized by Sealy prior to the Sealy Acquisition.
(5) Discontinued operations represent losses from Sealy's divested operation prior to the Sealy Acquisition.

Note 1: Adjusted EBITDA represents EBITDA adjusted for Sealy transaction and integration costs, and a purchase price allocation ("PPA") inventory adjustments related to the Sealy acquisition. For more details regarding Adjusted EBITDA, please refer to the Company's SEC filings.
Note 2: 2013 is presented according to the methodology used for the Company's senior secured facilities and is based on trailing twelve month Adjusted EBITDA for both Tempur-Pedic and Sealy.

TEMPUR + SEALY